UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 24, 2006
Gen-Probe Incorporated
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31279	33-0044608
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10210 Genetic Center Drive San Diego, CA (Address of Principal Executive Offices)	92121 (Zip Code)

(858) 410-8000
(Registrant’s telephone number, including area code)

     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT 99.1

Item 1.01 Entry into a Material Definitive Agreement.
     Effective May 24, 2006, Gen-Probe Incorporated (the “Company”) and Diagnocure, Inc. (“Diagnocure”) entered into Amendment No. 1 to License, Development and Cooperation Agreement (the “Amendment”), amending the terms of the License, Development and Cooperation Agreement dated November 19, 2003 between the parties (the “License Agreement”). A copy of the License Agreement has been filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003 and is described in the Company’s most recent Annual Report on Form 10-K.
     Pursuant to the terms of the Amendment:
(i)	Gen-Probe granted to Diagnocure exclusive rights to develop in vivo products for the detection or measurement of PCA3 as a marker for the diagnosis, monitoring or prognosis of prostate cancer. Diagnocure will owe Gen-Probe royalties on net sales of any such products;

(ii)	Gen-Probe granted to Diagnocure co-exclusive rights to develop fluorescence in situ hybridization products for the detection or measurement of PCA3 as a marker for the diagnosis, monitoring or prognosis of prostate cancer. Diagnocure will owe Gen-Probe royalties on net sales of any such products;

(iii)	Diagnocure will undertake over a twelve-month period the validation of genetic markers that Gen-Probe acquired under its license agreement with Corixa Corporation. Gen-Probe will make monthly payments to Diagnocure for these services; and

(iv)	Gen-Probe and Diagnocure agreed to a new regulatory timeline regarding Gen-Probe’s development obligations for an in vitro diagnostic assay for PCA3. The new regulatory timeline may be extended only for events beyond Gen-Probe’s reasonable control or those that render it in the best economic interests of the parties to defer regulatory submission. As was the case under the License Agreement prior to amendment, in the event Gen-Probe fails to meet the regulatory timeline, Gen-Probe may lose exclusivity with respect to the licensed PCA3 marker.
Item 9.01. Financial Statements and Exhibits.
(d) The following exhibits are filed with this Current Report:
99.1	Press Release dated May 30, 2006 Regarding PCA3 Prostate Cancer Collaboration between Gen-Probe and Diagnocure.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 31, 2006	GEN-PROBE INCORPORATED
	By:	/s/ R. William Bowen
R. William Bowen
Vice President, General Counsel and Corporate Secretary

EXHIBITS

Exhibit
Number	Description
99.1	Press Release dated May 30, 2006 Regarding PCA3 Prostate Cancer Collaboration between Gen-Probe and Diagnocure